LEASE AGREEMENT


THIS LEASE AGREEMENT made this day  by  and  between WILLIAM  B.  BELLIS, SR., whose address is 10691 Brentlinger Lane, Louisville, Kentucky 40291, hereinafter "Lessor"; and RAPID CAST, INC., a Delaware corporation authorized to do business in, and in good standing in the Commonwealth of Kentucky, whose address is: 4510-12 Robards Lane, Louisville, Kentucky 40218, hereinafter "Lessee";

WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, upon the mutual agreements and convenants and subject to the terms and conditions hereinafter set out, the real estate commonly known as 4610-12 Robards Lane, Louisville, Kentucky 40218, containing approximately 1.3 acres with improvements thereon, and more particularly described in Exhibit A annexed hereto, as part hereof.

It is further mutually agreed between the parties as follows:

      1. TERM.   The  term  of  this  lease  is  a  period  of five (5) years, commencing May 31st,  1995 and expiring May 30th, 2000.

      2. POSSESSION. Possession shall be delivered to Lessee upon execution of this lease by both parties. Provided, however, that Lessor reserves the right of exclusive use of the executive office contained in the leased premises for a period not to exceed 90 days from the date of execution hereof. Lessee shall be entitled to a credit against the rent stipulated herein for the actual number of days during which Lessor occupies the executive office, calculated on the basis of $8.00 per square foot per year plus Lessor's prorata share of its utilities. At time of execution of this lease, Lessee shall pay to Lessor the sum of $8,166.67, being the installment of rent due May 31st, 1995

      3. RENT. Lessee binds itself to pay as fixed rent for the leased premises the sum of $496,400.00, being at the rate of $98,000.00 annually for the first three lease years and at the rate of $101,200.00 annually for the fourth and fifth years, payable in monthly installments on or before the first day of each month during the term hereof, the first 36 monthly installments to be in the amount of $8,166.67 per month and the remaining 24 monthly installments to be in the amount of $8,433.33 per month. All payments of rent shall be made to Lessor at his address stated above, or at such other place as he may direct in writing from time to time. If any installment of rent or other sum due from Lessee is not received by Lessor within five (5) days after such amount is due, Lessee shall pay Lessor a late charge equal to 10% of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of late payment by Lessee. Lessor's acceptance of such late charge shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, or prevent Lessor from exercising any other right or remedy granted hereunder.








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        4. USE  OF  PREMISES.   The  leased  premises  shall  be  used  for  the
manufacture  and  distribution  of  equipment and machinery for the casting of eyeglass  lenses  and  kindred  items,  and  for  training  in the use of said
equipment  and  machinery,  and  not  otherwise.   So long as Lessee shall pay
the rent and perform all of the terms of this lease, Lessee shall peaceably and quietly enjoy the leased premises without any disturbance from Lessor or any person claiming through Lessor.

        5. SURRENDER  OF  PREMISES.   Lessee  shall  deliver  and  surrender  to
Lessor, possession of the leased premises upon expiration of this lease or its earlier termination, or at the expiration of any extension or renewal
hereof,   broom  clean  and  in  as  good  condition  and  repair  as  at  the commencement of the term, or as may have been put by Lessor or Lessee during the term, ordinary wear and tear and insured damage by fire or the elements
beyond  Lessee's  control  excepted.   Lessee shall not,  at any time,  cause,
permit or suffer any waste, nor erect or permit to be erected or conducted on the premises any nuisance.

        6. DAMAGE OR DESTRUCTION TO  PREMISES.   In  case  the  premises  herein
leased or any part thereof shall, during the term of this lease, be destroyed or damaged by fire or other casualty, so that the same shall thereby be rendered unfit for habitation or for the purpose designed, which is to be determined by the Lessor, then and in that event the Lessor may, at any time within five (5) days after the happening of such casualty, by notice in writing to the Lessee or those having estate in the premises, determine (or cancel) this lease, and unless it be so determined, the rent hereinbefore stipulated to be paid or a just and proportional part thereof shall be suspended or abated until the premises shall have been by the Lessor rebuilt or repaired and put in proper condition for use and habitation, and the rent shall thereupon recommence immediately after said rebuilding or repairing shall have been completed, but in any event the rent shall be paid up to the day of said fire or casualty.

      7. ASSIGNMENT AND SUBLEASING. The premises shall not be underlet, or the term, in whole or in part, assigned, transferred or set over by the act of the Lessee, by process or operation of law or in any other manner whatsoever, without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, and for a violation of this stipulation, in addition to the forfeiture provided for herein, the rent shall be doubled while the default continues.

      8. TAXES AND INSURANCE. Lessor shall pay all real estate taxes on the leased premises. Lessee shall pay all taxes on its contents in the leased premises. Lessor shall pay for all insurance on the improvements. Lessee shall not at any time use the premises, or permit them to be used in such a manner as to increase the rate of insurance thereon. Lessee shall pay, as additional rent, any increase in insurance cost caused by its use of the premises, and any increase in real estate taxes and/or insurance premiums in excess of those paid by Lessor during the first lease year.

      9. HOLDING OVER. Should the Lessee continue to occupy the premises after the expiration of said term or any renewal or extension thereof, or after a forfeiture incurred, whether with or against the consent of the Lessor, such tenancy shall be in accordance with the terms of this lease except that Lessee shall be subject to removal at any time.


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     10. RECOVERY OF PREMISES.   Should the Lessor at any time rightfully seek
to recover possession of the premises and be obstructed or resisted therein, and any litigation thereon ensue, the Lessee shall pay and discharge all costs and attorney fees and expenses that shall arise from enforcing the
covenants  of  this  indenture  by  Lessor.   After  service  of notice or the
commencement  of  a  suit,   or  after  final  judgment for possession of said
premises,   the  Lessor  may  receive  and  collect any rent due,  or that may
accrue,   and  the  payment of said rent shall not waive or affect said notice or said suit or said judgment or judgments.

     11. ACCESS BY LANDLORD. The Lessor shall have free access to the premises herein leased for the purpose of examining or exhibiting same, or to make any needful repairs or alteration of said premises which said Lessor may deem necessary.

     12. SIGNS. No signs shall be installed, written or painted upon the leased premises without the prior written consent of Lessor, and when done by agreement, Lessee shall, if requested by Lessor, remove at Lessee's expense all such signs, writings and paintings at the expiration or termination of the term and repair any damage done by any removal. Lessee may use the existing monument sign, but shall be responsible for its maintenance and repair. All signs erected by Lessee shall be at Lessee's expense and shall comply with any applicable zoning or other regulations.

     13. SEVERABILITY. If any one or more of the provisions of this lease are deemed to be unenforceable, the remaining provisions of the lease shall remain in full force and effect.

     14. TIME.   Time is of the essence.

     15. MAINTENANCE AND REPAIRS. Lessee shall at all times, at Lessee's cost: maintain the leased premises and all public areas adjoining the leased premises, clear of any litter or debris; comply with all laws, ordinances and requirements of all governmental authorities concerning the leased premises and concerning the use and occupancy thereof; install any utility services that Lessee may require, and pay for all telephone, gas, electric, water, sewer and other utility charges, trash removal, janitorial services, common area maintenance and lawn and landscape mowing and upkeep; pay for and maintain the leased premises in good condition and in good order and repair at all times; pay for and maintain all mechanical, electrical and other equipment and systems, including the heating and air-conditioning systems, in good operating condition; maintain public liability insurance, protecting both Lessor (who shall be made an additional named insured) and Lessee in the amounts of not less than $1,000,000.00/$1,000,000.OO/$1,000,000.00; carry fire and casualty insurance on all personal property brought upon the premises by anyone. Lessee shall indemnify and hold harmless Lessor, Manager, and their respective agents and employees, from and against any and all liabilities, damages, claims, demands, costs and expenses of every kind and nature (including reasonable attorneys fees), including those arising from any injury or damage to any person (including death), property or business (a) sustained in or about the Premises, (b) resulting from the negligence or willful act of Lessee, its employees, servants, agents, invitees, licensees or sub-tenants, or (c) resulting from the failure of Lessee to perform any obligation under this Lease; provided, however,




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Lessee's  obligation under this paragraph shall not apply to injury or damages resulting  from  the  gross  negligence  or willful act of Lessor,  Manager or
their respective agents or employees.   Lessor  shall  be  responsible for all
major repairs, replacement of mechanical systems and building structural components.

    16. IMPROVEMENTS AND ALTERATIONS.   Lessee shall  not make any structural
change, modification or alteration nor any decoration, without the prior written consent of Lessor. All fixtures and improvements which may be made or installed by Lessee shall become the property of Lessor at the termination of this lease unless Lessor shall request the removal of same, in which event Lessee shall remove same at Lessee's cost, Lessee to repair any damage caused thereby

     17. STORAGE AND USE. Lessee shall not store or use any combustible or explosive materials in the leased buildings which may create an unnecessary hazard or affect the insurance rates on the leased premises. Lessee shall put, keep, and use the leased premises in full compliance with all federal, state and local laws, rules and regulations pertaining to the leased premises, including but not limited to those relating to any hazardous or toxic substance, material or waste which is or becomes regulated by any local authority, the State of Kentucky or the United States Government, or any agency of any of same. Lessee shall indemnify and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities and attorney fees incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or authority, and losses (including, without limitation, diminution in value or rental value of the leased premises, sums paid in settlement of claims, attorney fees, consultants' fees and experts' fees) which Lessor shall incur or sustain, during or after the expiration of the lease term and any renewals or extensions thereof, caused by or resulting from any act or omission of Lessee.

     18. WAIVER OF DEFAULT.   The  waiver  of  any default committed by Lessee
shall not constitute or be held to be a waiver of any subsequent or other default.

     19. CONDEMNATION. If any part or all of the premises shall be taken (or acquired) for any public or quasi-public use under power of eminent domain or like power, or by private purchase in lieu thereof, this lease shall automatically terminate as to the premises so taken as of the date of possession by the acquiring authority. In the event of a partial taking, and the remainder of the premises shall be suitable for occupancy by Lessee, this lease shall continue as to the remainder and the rent shall be adjusted on a square foot basis; but if the remainder shall not be suitable for such occupancy, then this lease shall terminate in its entirety. All awards of damages for each taking or acquisition shall belong to Lessor, free of any claim of Lessee.

     20. SECURITY DEPOSIT. With the execution of this lease, Lessee has deposited with Lessor the sum of $8,166.67, which sum shall be retained by Lessor as security for the faithful performance of obligations and payment of rents by Lessee, and as security for damage to the property. Lessor may




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exhaust  any  and  all  other remedies against Lessee before resorting to said deposit,  but nothing herein  contained  shall require or be deemed to require
Lessor to do so.   If the deposit shall not be utilized for any such purposes, then same shall be returned to Lessee within twenty (20) days after the expiration of the term of this lease or any renewal or extension thereof. Lessor shall not be required to pay any interest on said deposit.

     21. DEFAULT. If Lessee shall abandon the premises, permit the rent to become in arrears or violate any other obligation herein, Lessor may, at his option, cancel this lease or cancel or modify any portion hereof, or enter the premises as agent of Lessee, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture or equipment that may be therein, as agent of Lessee, at such price and upon such terms, and for such duration of time, as Lessor may determine, and receive the rent therefor, applying same first to the expenses of retaking and reletting (including any court costs, attorneys fees and broker's or realtor's fees) and then to the payment of the rent due hereunder, and if the rental realized by Lessor shall be less than the expenses of retaking and reletting and the rent herein provided, Lessee shall pay any deficiency. If Lessor cancels lease, then Lessee shall be liable for damages for breaching this agreement for the difference between the rental provided for the canceled portion of the term and the amount of rent actually received by Lessor during that period of time, plus all expenses, costs and attorney fees which may be incurred by Lessor. Any default by Lessee shall automatically cancel and extinguish all rights of Lessee under paragraphs 23 and 24 hereof.

     22. ENTIRE AGREEMENT. Lessee acknowledges that Lessor has made no representations, agreements, or inducements whatsoever except as may be set forth in this instrument contains the entire agreement between the parties. All prior agreements and understandings are superseded by this instrument. This instrument shall be construed and governed by the laws of the Commonwealth of Kentucky.

     23. OPTION TO EXTEND LEASE. Lessee may extend this lease upon the expiration of its initial term, provided that this lease is then in full force and effect and Lessee has at all times fully performed all of its terms and conditions. The extended term shall be for five (5) years, commencing on May 1, 2000, and shall be upon the same terms and conditions as the initial term, except that rent during the extension term, in addition to any increases in taxes and/or insurance, shall be as follows: the rent for the first year of the extension term shall be $101,200.00, and the rent for each year thereafter shall be increased by an amount equal to the increase of each prior year in the Consumer Price Index, United States City Average, All Urban Consumers, of the Bureau of Labor Statistics of the United States Department of Labor. If publication of said index is discontinued, the parties shall substitute the most closely related Index published by any agency of the United States Government. Lessee shall exercise the option for such extended term by delivering written notice thereof to Lessor at least six (6) months or more prior to the expiration of the initial term.

     24. PURCHASE OPTION. Lessee shall have the option during the first lease year to purchase the leased premises, provided that the lease is then in full force and effect and that Lessee has at all times fully complied with all terms and conditions herein. The purchase price shall be $950,000.00,




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payable  at  the  closing  in cash or in immediately available funds.   Lessor
shall convey title by a deed of General Warranty, free and clear of encumbrances but subject to any easements, restrictions and stipulations of record affecting the property, zoning laws and regulations and taxes which may be a lien against the property but which are not due and payable at the
time  of  closing.   All  taxes  for  the  year  of  closing shall be prorated
between  the  parties on a calendar year basis.   If Lessee elects to exercise
such option, it shall deliver written notice thereof to Lessor and the closing shall take place within ninety (90) days thereafter.

     25. BROKER'S COMMISSION. Lessor and Lessee agree, represent and acknowledge that Lane Consultants and Harry K. Moore Company are the only brokers with whom they have dealt in connection with the leased premises. Lessor shall be responsible only for the payment of all brokerage commissions in connection with the original term of this lease and in connection with any sale pursuant to paragraph 24 hereof.

     26. MISCELLANEOUS

     26.1 The captions of this lease are for convenience only, and are not a part of the lease, and do not in any way limit or amplify its terms and provisions.

     26.2   The provisions of this lease shall be binding on and inure to  the
benefit   of  the  parties,   their  legal  representatives,   successors  and
permitted assigns.

     26.3 This lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     26.4 If any provision of this lease shall be declared invalid or unenforceable, the remainder of this lease shall continue in full force and effect.

     26.5 This lease expresses the mutual intent of the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions herein.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto, duly authorized thereunto, this 31st day of May, 1995.


                                     /s/ WILLIAM B. BELLIS, SR.
                                         WILLIAM S. BELLIS, SR,        Lessor

                                       RAPID CAST, INC. - Lessee

                                   By /s/ Larry Joel
                                          Title: President - Chairman








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                                     GUARANTY

    To induce William B. Bellis, Sr., as Lessor, to enter into the foregoing Lease, to which this Guaranty is attached, and in consideration thereof, Larry Joel, O.D. ("Guarantor"), a resident of the State of Kentucky, whose address is 4510 Robards Lane, Louisville, Kentucky, 40218, guarantees the punctual payment and prompt performance of any and all indebtedness and obligations of any kind of Lessee under the foregoing Lease, together with interest thereon and all attorneys fees, costs and expenses of collection or other enforcement of the provisions of this Lease incurred by Lessor. Guarantor hereby expressly waives notice of any default by Lessee under the foregoing Lease. Guarantor shall remain bound under this Guaranty notwithstanding any extension of time of performance to, the granting of any other indulgence to, or any other modification including any increase, of any obligation of Lessee, and the acceptance, alteration or release of any security. This is a continuing, indivisible guarantee by Guarantor of every debt and obligation of Lessee under the foregoing Lease, whenever incurred. This Guaranty shall apply to any renewal or extension of the foregoing Lease. This Guaranty shall be directly enforceable against Guarantor without resorting to any party otherwise liable and without exhausting any and all remedies against them. Any litigation concerning this Guaranty shall only be brought in the State of Kentucky, and Guarantor hereby appoints the Secretary of State of Kentucky as a process agent regarding any such litigation. Provided, however, that in the event Rapid Cast, Inc. Is able to institute a public stock offering that is successful in raising a minimum of $5,000,000, in capital or its retained earnings exceed $5,000,000, then upon the happening of said event, this guaranty shall become void and of no further effect. Rapid Cast, Inc. shall certify to Lessor the occurrence of either of the above and shall provide such documentation as Lessor may require to verify the occurrence.

    IN TESTIMONY WHEREOF, witness the signature of the Guarantor by its duly authorized representative, this 31st day of May, 1995.



                                       /s/ Larry Joel
                                           Larry Joel, O.D.




















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